Exhibit 10.4

SECOND AMENDMENT

OF

UNITEDHEALTH GROUP

DIRECTORS’ COMPENSATION DEFERRAL PLAN

(2002 Statement)

WHEREAS, UNITEDHEALTH GROUP INCORPORATED, a Minnesota corporation (“UnitedHealth Group”), has heretofore established and maintains a nonqualified, unfunded, deferred compensation plan (the “Plan”) for the benefit of certain members of its Board of Directors; and

WHEREAS, Said Plan is currently embodied in a document adopted on October 30, 2001, and entitled “UNITEDHEALTH GROUP DIRECTORS’ COMPENSATION DEFERRAL PLAN (2002 Statement)” and as amended by a First Amendment adopted on March 8, 2004 (hereinafter collectively referred to as the “Plan Statement); and

WHEREAS, Pursuant to Sections 10.1 of the Plan Statement, the Compensation and Human Resources Committee of the Board of Directors of UnitedHealth Group (the “Compensation Committee”) has the general power to amend the Plan Statement by a written instrument executed by UnitedHealth Group; and

WHEREAS, UnitedHealth Group desires to amend the Plan Statement to provide for the following: (i) to bring the Plan into compliance with the requirements of section 409A of the Internal Revenue Code, and (ii) to make other clarifying or administrative changes.

NOW, THEREFORE, The Plan Statement is hereby amended in the following respects:

1. COMPLIANCE WITH SECTION 409A-DEFERRAL ELECTIONS. Effective for deferral elections made for Plan Years beginning on or January 1, 2005, Section 3.1.1 of the Plan Statement is amended to read in full as follows:

3.1.1. Amount of Deferrals. Through a voice response system (or other written or electronic means) approved by the Committee, a Participant may elect to defer between (and including) 1% and 100% of such Participant’s Board Compensation for Board services for a Plan Year. The Committee may establish prospectively other percentage limits. To be effective for a Plan Year, the deferral election must be received by the Committee or its designee prior to the first day of the Plan Year (or such earlier deadline designated by the Committee or its designee); provided, however, for a person who is first elected to the Board after the beginning of the Plan Year, the deferral election must be received by the Committee within 30 days after the first day of such eligibility, and, if so received, the deferral election shall be effective as soon as administratively feasible following such receipt. Such deferral election shall be irrevocable and shall remain in effect until changed or rescinded. Prior to the beginning of any subsequent the Plan Year, a Participant may irrevocably elect through a voice response system (or other written or electronic means) approved by the Committee to change an earlier election by providing a new deferral election to the Committee or its designee. The new deferral election shall become effective on the first day of the subsequent Plan Year.

2. MEASURING INVESTMENTS. Effective as of January 1, 2007, the third sentence of Section 4.1 of the Plan Statement is amended to read in full as follows:

The Measuring Investments as of January 1, 2007 are listed in Schedule I to the Plan Statement.

3. COMPLIANCE WITH SECTION 409A OF THE CODE. Effective for all distributions made on or after January 1, 2005, Section 8.1 of the Plan Statement shall be amended by adding thereto the following new Section 8.1.3:

8.1.3. Distribution to Key Employees. Notwithstanding any other provision of the Plan Statement, in the event that a Participant in the Plan is determined to be a “key employee” (as that term is defined under section 409A of the Code), any distribution to the Participant on account of the Participant’s separation from service shall be delayed as necessary to comply with the requirements of section 409A of the Code.

4. COMPLIANCE WITH SECTION 409A-DEADLINE FOR MAKING DISTRIBUTION ELECTION. Effective for Plan Years beginning on or January 1, 2005, the third sentence of Section 8.4.3 of the Plan Statement shall be amended to read in full as follows:

To be effective for deferrals for a Plan Year, the new distribution election must be received by the Committee or its designee prior to the first day of the Plan Year (or such earlier deadline designated by the Committee or its designee).

5. COMPLIANCE WITH SECTION 409A-CHANGES IN PRIOR DISTRIBUTION ELECTION. Effective for Plan Years beginning on or January 1, 2005, Section 8.4.4(c) of the Plan Statement shall be amended to read in full as follows:

(c)	In General. Notwithstanding the foregoing, any new distribution election shall be disregarded as if it had never been filed (and the prior effective distribution election shall be given effect) unless the distribution election:

(i)	is filed by a Participant who is still performing Board services,

(ii)	is filed with the Committee at least twelve (12) months before the Participant’s scheduled distribution date following the Participant’s Termination of Directorship or, if applicable, the Participant’s specified payment date,

(iii)	is filed at least twelve (12) months after the initial distribution election for the Participant’s Pre-2004 Account (or, if one or more prior changes has been filed, within twelve (12) months after the latest of such changes was filed), or is filed at least twelve (12) months after the initial distribution election for the specified portion of the Participant’s Post-2003 Account (or, if one or more prior changes has been filed, within twelve (12) months after the latest of such changes was filed), and

(iv)	if the new distribution election is filed with respect to the Participant’s Post-2003 Account, such election shall not be effective for twelve (12) months after it is filed with the Committee.

No spouse, former spouse, Beneficiary or other person shall have any right to participate in the Participant’s decision to revise distribution elections. Notwithstanding the foregoing, the Committee shall interpret all provisions of this Plan relating to the change of any distribution election with respect to the Participant’s Post-2003 Account in a manner that is consistent with section 409A of the Code and the regulations and other guidance issued thereunder. Accordingly, if the Committee determines that a requested revision to a distribution election is inconsistent with section 409A of the Code or other applicable tax law, the request shall not be effective.

6. COMPLIANCE WITH SECTION 409A-TERMINATION. Effective for Plan Years beginning on or after January 1, 2005, Section 10.1 of the Plan Statement shall be amended to read in full as follows:

10.1. Amendment and Termination. The Committee may unilaterally amend the Plan Statement prospectively, retroactively or both, at any time and for any reason deemed sufficient by it without notice to any person affected by this Plan, and the Board of Directors may terminate this Plan both with regard to persons receiving benefits and persons expecting to receive benefits in the future; provided, however, that:

(a)	No Reduction or Delay. The benefit, if any, payable to or with respect to a Participant, whether or not the Participant has had a Termination of Directorship as of the effective date of such amendment, shall not be, without the written consent of the Participant, diminished or delayed by such amendment.

(b)	Cash Lump Sum Payment. To the extent permissible under section 409A of the Code and related treasury regulations and guidance, if the Board of Directors terminates the Plan completely with respect to all Participants, the Board shall have the right, in its sole discretion, and notwithstanding any elections made by Participants, to immediately pay all benefits in a lump sum following such Plan termination.

7. SCHEDULE I. Effective for Plan Years beginning on or after January 1, 2007, Schedule I to the Plan Statement is amended by substituting therefore the Schedule I attached to this amendment.

8. SAVINGS CLAUSE. Save and except as hereinabove expressly amended, the Plan Statement shall continue in full force and effect.

Dated: , 2006.	UNITEDHEALTH GROUP INCORPORATED

By:

SCHEDULE I

MEASURING INVESTMENTS

A. Measuring Investments as of January 1, 2007. The following are the Measuring Investments on or after January 1, 2007:

1.	Dodge & Cox Income Fund

2.	Dodge & Cox Stock Fund

3.	EuroPacific Growth Fund (Class R-5)

4.	The Hartford MidCap Fund (Class Y)

5.	Victory Institutional Stock Fund

6.	Rice, Hall James Micro Cap Portfolio (Institutional Shares)

7.	Vanguard® Institutional Index Fund (Institutional Plus Shares)

8.	Vanguard® Mid-Cap Index Fund (Institutional Shares)

9.	Vanguard® Prime Money Market (Institutional Shares)

10.	Vanguard® Small-Cap Index Fund (Institutional Shares)

11.	Wells Fargo Advantage Conservative Allocation Fund (Administrator Class)

12.	Wells Fargo Advantage Growth Balanced Fund (Administrator Class)

13.	Wells Fargo Advantage Aggressive Allocation Fund (Administrator Class)

14.	Wells Fargo Strategic Advantage Stable Income Fund (Administrator Class)

B. Measuring Investments on or after August 1, 2002 and Prior to January 1, 2007. The following are the Measuring Investments on or after August 1, 2002 and prior to January 1, 2007:

1.	American Funds EuroPacific A

2.	Dodge & Cox Income Fund

3.	Dodge & Cox Stock Fund

4.	PBHG Growth Fund (Note: Effective January 15, 2004, this fund is closed)

5.	Rice Hall James Micro Cap Portfolio

6.	Vanguard Institutional Index Fund (Investor Shares)

7.	Vanguard MidCap Index Fund (Investor Shares)

8.	Vanguard Prime Money Market (Investor Shares)

9.	Wellington Management’s Stock Fund: Y

10.	Wellington Management: Hartford MidCap Fund: Y

11.	Wells Fargo Growth Balanced Fund (Institutional Class)

12.	Wells Fargo Stable Income (Institutional Class)

13.	Wells Fargo Strategic Growth Allocation Fund (Institutional Class)

14.	Wells Fargo Strategic Income Fund (Institutional Class)

C. Measuring Investments prior to August 1, 2002. The following are the Measuring Investments prior to August 1, 2002:

1.	One-Choice Conservative — American Century Strategic Allocation: Conservative Fund

2.	One-Choice Moderate — American Century Strategic Allocation: Moderate Fund

3.	One-Choice Aggressive — American Century Strategic Allocation: Aggressive Fund

4.	Bond Index — Vanguard Total Bond Market Index Fund

5.	S & P 500 Index — First American Index Fund

6.	Wilshire 4500 Index — Vanguard Extended Market Index Fund

7.	Money Market — First American Prime Obligations Fund

8.	Stable Value — Wells Fargo Stable Income Fund

9.	Bond — Loomis Sayles Bond Fund

10.	Large-Cap — Dodge & Cox Stock Fund

11.	Large-Cap Growth — Alliance Premier Growth Fund

12.	Mid-Cap Value — Sound Shore Fund

13.	Mid-Cap Growth — Wanburg Pincus Emerging Growth Fund

14.	International Value — Templeton Foreign Fund

15.	International Growth — American Century International Growth Fund

16.	Small-Cap Value — Loomis Sayles Small-Cap Value Fund

17.	Small-Cap Growth — Loomis Sayles Small-Cap Growth Fund

18.	Mid-Cap Growth — PBHG Growth Fund (Note: Effective January 15, 2004, this fund is closed)

D. Default Rules. If a Participant does not designate which Measuring Investments shall be used to determine the value of the Participant’s Account, the value of the Participant’s Account will be determined using the following Measuring Investments:

(i)	On or After January 1, 2006. For all amounts credited to the Participant’s Account on or after January 1, 2006, the default Measuring Investment shall be the Wells Fargo Advantage Conservation Allocation Fund.

(ii)	On or After August 1, 2002 and Prior to January 1, 2006. For all amounts credited to the Participant’s Account on or after August 1, 2002 and prior to January 1, 2006, the default Measuring Investment shall be the Wells Fargo Strategic Income Fund.

(iii)	Prior to August 1, 2002. For all amounts credited to the Participant’s Account prior to August 1, 2002, the default Measuring Investment shall be the American Century Strategic Allocation Conservative Fund.